SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 17, 2003

Norstan, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-8141	41-0835746
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

5101 Shady Oak Road
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(972) 352-4000

SIGNATURE
EX-99 Press Release

Item 7. Financial Statements and Schedules

     (a) and (b) not applicable

     (c) Exhibits:

Exhibit
No.	Description

99	News release issued by Norstan, Inc. on June 17, 2003

Item 9. Regulation FD Disclosure

     On June 17, 2003, Norstan, Inc. issued a news release reporting results of operations for year end and the fourth quarter of its fiscal year 2003. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORSTAN, INC.

	By:	/s/ Scott G. Christian Scott G. Christian Executive Vice President and Chief Financial Officer

Dated: June 17, 2003

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Exhibit
Number	Description

99	Press release dated June 17, 2003 issued by Norstan, Inc.

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